Segall Bryant & Hamill Emerging Markets Fund

Class A: SBHEX

Class I: SBEMX

Segall Bryant & Hamill International Small Cap Fund

Class A: SBHSX

Class I: SBSIX

Each a series of Investment Managers Series Trust

Supplement dated March 19, 2019, to the

Summary Prospectuses dated March 1, 2019.

Removal of Redemption Fee

Effective immediately, the redemption fees for the Segall Bryant & Hamill Emerging Markets Fund and the Segall Bryant & Hamill International Small Cap Fund (each a “Fund”) are removed. Accordingly, effective immediately, all references to the redemption fees in each Summary Prospectus are deleted in their entirety.

Change to Initial Investment Minimum for Class I Shares

Effective immediately, the initial investment minimums for each Fund’s Class I Shares are lowered from $1 million to $250,000. As a result, all references to initial investment minimums for each Fund’s Class I Shares in each Summary Prospectus are updated accordingly. In addition, the following is added on page 7 of each Summary Prospectus below the “Minimum Investments” table:

“Accounts offered through a financial intermediary that offer Class I Shares, such as but not limited to a transaction fee platform, will be exempt from the initial $250,000 minimum investment amount with respect to Class I Shares. Exceptions to the Class I Shares initial investment minimum will also apply for intermediaries in a fiduciary role with respect to retirement assets under applicable Department of Labor regulation, qualified retirement plans, and other account types with lower or no networking and/or omnibus fees charged to the Fund.”

Please file this Supplement with your records.